

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Pension Partners 1994-B, Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-Q for the quarter ended March 31, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   MAR-31-1997
<CASH>                                         1,711
<SECURITIES>                                   0
<RECEIVABLES>                                  916
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               2,627
<PP&E>                                         3,740,387
<DEPRECIATION>                                 (1,469,252)
<TOTAL-ASSETS>                                 2,273,762
<CURRENT-LIABILITIES>                          5,979
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     2,267,783
<TOTAL-LIABILITY-AND-EQUITY>                   2,273,762
<SALES>                                        119,901
<TOTAL-REVENUES>                               119,908
<CGS>                                          0
<TOTAL-COSTS>                                  56,960<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                43,735
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            43,735
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   43,735
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


